CONVERTIBLE NOTE PAYABLE	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
CONVERTIBLE NOTE PAYABLE
10	CONVERTIBLE NOTE PAYABLE

On December 28, 2016, the Company entered into a Securities Purchase Agreement, pursuant to which the Company issued a Convertible Promissory Note in the aggregate principal amount of $77,000. The Note has a maturity date of September 30, 2017 and a coupon of eight percent per annum. The Company has the right to prepay the Note, provided it makes a payment to the Purchaser as set forth in the Note within 180 days of its Issue Date. The outstanding principal amount of the Note is convertible at any time and from time to time at the election of the Note holder during the period beginning on the date that is 180 days following the Issue Date into shares of the Company’s common stock, at a conversion price based on a pre-determined formula.